UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2017, the Compensation Committee (“Committee”) of the Board of Directors of Casey's General Stores, Inc. (the "Company") approved long-term equity incentive awards to fifteen officers, consisting of the Chief Executive Officer, the five Senior Vice Presidents, and the nine Vice Presidents. The awards, made under the terms of the 2009 Stock Incentive Plan of the Company, are equal to a percentage (ranging from 90% to 150%) of the officer’s base salary for FY2018, and consist of three types of restricted stock units: Time-Based Units (comprising 25% of the award amount); ROIC Units (comprising 37.5% of the award amount); and TSR Units (comprising 37.5% of the award amount). The restricted stock units will vest in full on June 15, 2020 and be settled in shares of the Company’s Common Stock, no par value, subject in each instance to the officer’s continued employment with the Company through the vest date and satisfaction of the performance measures described in the award agreement and attached summary. Further information concerning the terms of the awards and the applicable performance measures are included in the form of award agreement and attached summary, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Committee also approved a revised form of Restricted Stock Units Agreement (Non-Officer Employees), a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On July 20, 2017, the Company will host an “investor day” at the Corporate Headquarters, featuring remarks by Terry Handley, President and Chief Executive Officer, and William J. Walljasper, Senior Vice President and Chief Financial Officer. A copy of the slide deck presentation that will be utilized during their remarks is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Date: July 19, 2017	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.        Description

99.1	Form of Restricted Stock Units Agreement (LTI Awards to Officers) with attached Fiscal 2018 LTI Award Summary

99.2	Form of Restricted Stock Units Agreement (Non-Officer Employees)

99.3	Slide deck presentation utilized during July 20, 2017 Investor Day remarks